                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-90653 and No. 333-81346) of DoubleClick Inc. of our report dated April 16, 2002 relating to the financial statements of the DoubleClick Inc. 1999 Employee Stock Purchase Plan, which appears in this
Form 11-K.

PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
April 22, 2002